Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 – SUBSEQUENT EVENTS

On April 10, the Company’s indirect wholly owned subsidiary (the “Seller”), Fujian Happiness Biotech Co., Limited (“Fujian Happiness”) and Fujian Hengda Beverage Co., Ltd, a PRC company which is not affiliate of the Company or any of its directors or officers (the “Purchaser”) entered into certain share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase the Fujian Happiness in exchange for cash consideration of RMB 78 million (approximately $11.3 million, the “Purchase Price”). Upon the closing of the transaction (the “Disposition”) contemplated by the Disposition SPA, the Buyer will become the sole shareholder of Fujian Happiness and as a result, assume all assets and liabilities of Fujian Happiness and subsidiaries owned or controlled by Fujian Happiness. The closing was approved by a majority of the Company’s shareholders on June 30, 2023.

On April 10, the Company cancelled the 1,000,000 Class A Ordinary shares issued to the two investors.

On May 3, 2023, Sichuan Taochejun New Energy Technology Co., Ltd. was dissolved.

On May 23, 2023, Shunchang Haiwushuo Brand Management Co., Ltd. was transferred to a third party.

The Company evaluated all events and transactions that occurred after March 31, 2023 through the date of the issuance of the consolidated financial statements on July 21, 2023 and noted that there were no other material subsequent events.